Digital Asset Collateral Receivable - Schedule of Collateral for Loan Borrowings (Details) - Digital Assets [Member] $ in Thousands	Dec. 31, 2024 USD ($)
Schedule of Collateral for Loan Borrowings [Line Items]
Pledged BTC - current	131	[1]
Pledged BTC - current	$ 12,569	[1]
Pledged BTC - non-current	502	[2]
Pledged BTC - non-current	$ 47,827	[2]
Digital asset collateral receivable	633
Digital asset collateral receivable	$ 60,396

[1]	The BTC was pledged for the accounts payable due to a supplier of mining equipment, who is a related party of the Company. This collateral is expected to be released when the related outstanding payables are paid within one year.
[2]	The BTC was pledged for long-term loans (see Note 12). This collateral is expected to be released when the related loans are matured and repaid after one year.